Quarterly Holdings Report
for

Fidelity® Disruptive Technology Fund

August 31, 2020

DST-QTLY-1020
1.9897387.100

Schedule of Investments August 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMUNICATION SERVICES - 32.9%
Entertainment - 4.8%
Bilibili, Inc. ADR (a)	12,225	$577,631
Netflix, Inc. (a)	3,686	1,951,958
Roku, Inc. Class A (a)	2,453	425,546
		2,955,135
Interactive Media & Services - 26.2%
Alphabet, Inc. Class C (a)	1,541	2,518,271
Facebook, Inc. Class A (a)	10,384	3,044,589
InterActiveCorp (a)	2,300	305,877
Kakao Corp.	1,833	628,234
Mail.Ru Group Ltd. GDR (Reg. S) (a)	23,374	721,088
Match Group, Inc. (a)	23,904	2,669,599
Tencent Holdings Ltd.	36,739	2,509,948
Yahoo! Japan Corp.	454,778	3,027,130
Yandex NV Series A (a)	11,602	791,604
		16,216,340
Wireless Telecommunication Services - 1.9%
T-Mobile U.S., Inc.	10,402	1,213,705

TOTAL COMMUNICATION SERVICES		20,385,180

CONSUMER DISCRETIONARY - 19.8%
Automobiles - 0.9%
Tesla, Inc. (a)	1,175	585,526
Internet & Direct Marketing Retail - 18.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	8,516	2,444,347
Amazon.com, Inc. (a)	744	2,567,514
Delivery Hero AG (a)(b)	5,178	556,249
MakeMyTrip Ltd. (a)	51,025	861,302
Meituan Dianping Class B (a)	74,177	2,445,186
MercadoLibre, Inc. (a)	495	578,452
Pinduoduo, Inc. ADR (a)	9,835	874,725
Zalando SE (a)(b)	8,423	735,173
Zozo, Inc.	22,903	645,258
		11,708,206

TOTAL CONSUMER DISCRETIONARY		12,293,732

INDUSTRIALS - 1.1%
Road & Rail - 1.1%
Lyft, Inc. (a)	7,783	230,922
Uber Technologies, Inc. (a)	12,203	410,387
		641,309
INFORMATION TECHNOLOGY - 43.5%
Communications Equipment - 1.6%
Arista Networks, Inc. (a)	4,398	982,733
IT Services - 2.7%
Adyen BV (a)(b)	535	901,824
Square, Inc. (a)	4,804	766,526
		1,668,350
Semiconductors & Semiconductor Equipment - 7.2%
NVIDIA Corp.	3,035	1,623,664
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36,207	2,869,405
		4,493,069
Software - 29.0%
Adobe, Inc. (a)	5,920	3,039,269
HubSpot, Inc. (a)	4,509	1,351,257
Intuit, Inc.	3,938	1,360,146
Kingdee International Software Group Co. Ltd.	350,123	891,142
Microsoft Corp.	11,693	2,637,122
Parametric Technology Corp. (a)	14,173	1,295,554
Salesforce.com, Inc. (a)	12,538	3,418,488
Workday, Inc. Class A (a)	12,002	2,876,999
Zendesk, Inc. (a)	11,611	1,119,068
		17,989,045
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	14,192	1,831,336

TOTAL INFORMATION TECHNOLOGY		26,964,533

TOTAL COMMON STOCKS
(Cost $49,374,788)		60,284,754

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.12% (c)
(Cost $2,502,491)	2,501,991	2,502,491
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $51,877,279)		62,787,245
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(793,043)
NET ASSETS - 100%		$61,994,202

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,193,246 or 3.5% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$336
Total	$336

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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